                                POWER OF ATTORNEY

               WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                            PROVIDER ANNUITY CONTRACT


     Know all men by these presents that John R. Hunter, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Provider Annuity and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                     August 22, 1996
                                     --------------------
                                     Date




                                     /s/ JOHN R. HUNTER
                                     -------------------
                                     John R. Hunter
                                     Director

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                            PROVIDER ANNUITY CONTRACT


     Know all men by these presents that Kevin R. Slawin, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Provider Annuity and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                    August 22, 1996
                                    -----------------------
                                    Date




                                    /s/ KEVIN R. SLAWIN
                                    -----------------------
                                    Kevin R. Slawin
                                    Vice President